FINANCING EXPENSES (INCOME), NET (Tables)	12 Months Ended
Dec. 31, 2024
Investments, All Other Investments [Abstract]
SCHEDULE OF FINANCING EXPENSES NET

	Year ended December 31
	2024	2023

Interest income	65	66
Change in fair value of marketable securities	88	-
Interest on loans	(93)	-
Share issuance expenses	(176)	-
Currency exchange differences	(37)	(14)
Bank charges and other finance expenses, net	(2)	(5)
	(155)	47